SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Summary Prospectus Dated April 30, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for Series A (StylePlus—Large Core Series) and should be read in conjunction with the Summary Prospectus.

The Board of Directors (the “Board”) of SBL Fund recently approved certain changes to the Series’ investment program. In particular, the Board approved on behalf of the Series the adoption of a new 80% non-fundamental investment policy, pursuant to Rule 35d-1 under the Investment Company Act of 1940.

The changes to the Series’ investment strategies will become effective on or about January 28, 2014. Therefore, on or about January 28, 2014, the Summary Prospectus will be revised substantially as follows:

The first paragraph of the section titled “Principal Investment Strategies” on page 2 of the Summary Prospectus will be deleted in its entirety and replaced with the following:

Series A seeks to exceed the total return of the S&P 500 Index (the “Index”). The Series pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices and large-capitalization value indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Series will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $1.8 billion to $415.6 billion.

Please Retain This Supplement for Future Reference

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